UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 5, 2019

ATHENA SILVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707)  884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

ITEM 2.03	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 5, 2019, the Board of Directors of Athena Silver Corporation, a Delaware corporation (the “Company”) approved a Tenth Allonge and Modification Agreement (“Modification”) with John D. Gibbs, Lender, to be effective as of September 30, 2019. A copy of the Modification is filed herewith as Exhibit 10.1.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Item	Title
10.1	Tenth Allonge and Modification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Athena Silver Corporation

Date: November 5, 2019	By:	/s/ John C. Power
John C. Power, President